                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

IN RE:  TAL WIRELESS NETWORKS, INC.     CASE NO: 97-58435 MM
                                                ----------------
                                        CHAPTER 11
                                        MONTHLY OPERATING REPORT
                                        (GENERAL BUSINESS CASE)
------------------------------------

                          SUMMARY OF FINANCIAL STATUS

MONTH ENDED  January, 1999
           ------------------

1. Debtor in possession hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                                END OF             END OF               AS OF
                                                                                CURRENT             PRIOR             PETITION
2.   ASSET/LIABILITY SUMMARY                                                     MONTH              MONTH              FILING
                                                                                 -----              -----              ------
       Current Assets (Market Value)                                               $140,389           $140,432            $245,867
                                                                         -------------------   ----------------   -----------------
       Total Assets (Market Value)                                               $3,440,389         $3,440,432          $5,665,985
                                                                         -------------------   ----------------   -----------------
       Current Liabilities                                                         $173,797           $168,855                  $0
                                                                         -------------------   ----------------   -----------------
       Total Liabilities                                                         $5,640,832         $5,635,890          $5,467,035
                                                                         -------------------   ----------------   -----------------

                                                                                                                    PETITION
                                                                              CURRENT             PRIOR              DATE TO
3.   STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                      MONTH              MONTH             MONTH END
                                                                               -----              -----             ---------
       a.  Total Receipts                                                                $0                 $0            $157,213
                                                                         -------------------   ----------------   -----------------
       b.  Total Disbursements                                                          $43            $16,847             $53,305
                                                                         -------------------   ----------------   -----------------
       c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                  ($43)          ($16,847)           $103,908
                                                                         -------------------   ----------------   -----------------
       d.  Cash Balance Beginning of Month                                         $120,432           $137,279    -----------------
                                                                         -------------------   ----------------
       e.  Cash Balance End of Month (c + d)                                       $120,389           $120,432
                                                                         -------------------   ----------------
                                                                         -------------------   ----------------

4.   POST-PETITION LIABILITIES & RECEIVABLES                                RECEIVABLES                            LIABILITIES
                                                                            -----------                            -----------
       Balance at End of Previous Month                                             $20,000                               $168,855
                                                                         -------------------                      -----------------
       Balance at End of Current Month                                              $20,000                               $173,797
                                                                         -------------------                      -----------------

5.   PAST DUE POST-PETITION LIABILITIES

       Balance at End of Previous Month (over 30 days)                                   $0
                                                                         -------------------
       Balance at End of Current Month (over 30 days)                                    $0
                                                                         -------------------

                                                                                                        YES                NO
                                                                                                        ---                --
6.  Are all federal, state, and local taxes current? (if no, attach schedule of unpaid items)   X
                                                                                                ---------------   -----------------
7.  Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing
    including date of payment, amount of payment and name of payee)                                               X
                                                                                                ---------------   -----------------
8.  Have any payments been made to officers, insiders, shareholders, relatives?
    (if yes, attach listing including date of payment, amount and reason for
    payment, and name of payee)                                                                                   X
                                                                                                ---------------   -----------------
9.  Have any payments been made to professionals? (if yes, attach listing
    including date of payment, amount of payment and name of payee)                                               X
                                                                                                ---------------   -----------------
10. If you answered yes to line 7,8, or 9, were all such payments approved by the court?      # N/A
                                                                                                ---------------   -----------------

11. Is the estate insured for replacement cost of assets and for general liability?             N/A
                                                                                                ---------------   -----------------
12. Are U.S. Trustee quarterly fees current?                                                    X
                                                                                                ---------------   -----------------

    I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.

    Date: February 16, 1999          Richard J Redett
        -------------------          ------------------------------------------
                                             Responsible Individual

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                      FOR THE MONTH ENDED       January, 1999
                                                -------------

                                   ($          )
                                     ---------

      ASSETS

                                                                                  FROM SCHEDULES               MARKET VALUE
                                                                                  --------------               ------------
          CURRENT ASSETS
 1              Cash and cash equivalents - unrestricted                                                                $120,389
                                                                                                            ---------------------
 2              Cash and cash equivalents - restricted                                                                        $0
                                                                                                            ---------------------
 3              Accounts receivable (net)                                                A                               $20,000
                                                                                                            ---------------------
 4              Inventory                                                                B                                    $0
                                                                                                            ---------------------
 5              Prepaid expenses                                                                                              $0
                                                                                                            ---------------------
 6              Other:
                         -------------------------------------------------------                            ---------------------

 7              ----------------------------------------------------------------                            ---------------------

 8                  TOTAL CURRENT ASSETS                                                                                $140,389
                                                                                                            ---------------------


          PROPERTY AND EQUIPMENT (MARKET VALUE)

 9              Real property                                                            C                                    $0
                                                                                                            ---------------------
10              Machinery and equipment                                                  D                                    $0
                                                                                                            ---------------------
11              Furniture and fixtures                                                   D                                    $0
                                                                                                            ---------------------
12              Office equipment                                                         D                                    $0
                                                                                                            ---------------------
13              Leasehold improvements                                                   D                                    $0
                                                                                                            ---------------------
14              Vehicles                                                                 D                                    $0
                                                                                                            ---------------------
15              Other:                                                                   D
                         -------------------------------------------------------                            ---------------------
16                                                                                       D
                ----------------------------------------------------------------                            ---------------------
17                                                                                       D
                ----------------------------------------------------------------                            ---------------------
18                                                                                       D
                ----------------------------------------------------------------                            ---------------------
19                                                                                       D
                ----------------------------------------------------------------                            ---------------------

20                  TOTAL PROPERTY AND EQUIPMENT                                                                              $0
                                                                                                            ---------------------

          OTHER ASSETS

21              Notes receivable-net of allowances                                                                    $3,000,000
                ----------------------------------------------------------------                            ---------------------
22              Investment-NST                                                                                          $300,000
                ----------------------------------------------------------------                            ---------------------
23              Investment-subs                                                                                               $0
                ----------------------------------------------------------------                            ---------------------
24              Accounts receivable-intercompany net of allowances                                                            $0
                ----------------------------------------------------------------                            ---------------------

25                  TOTAL OTHER ASSETS                                                                                $3,300,000
                                                                                                            ---------------------

26                  TOTAL ASSETS                                                                                      $3,440,389
                                                                                                            ---------------------
                                                                                                            ---------------------

      NOTE:

                Indicate the method used to estimate the market value of
                assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
                                                                    -----------
                ---------------------------------------------------------------
                ---------------------------------------------------------------
                ---------------------------------------------------------------
                ---------------------------------------------------------------
                ---------------------------------------------------------------

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

                                  ($          )
                                    ---------

      LIABILITIES                                                                  FROM SCHEDULES
          POST-PETITION                                                            --------------
                CURRENT LIABILITIES
27                  Salaries and wages
                                                                                                         ------------------------
28                  Payroll taxes
                                                                                                         ------------------------
29                  Real and personal property taxes
                                                                                                         ------------------------
30                  Income taxes
                                                                                                         ------------------------
31                  Notes payable (short term)
                                                                                                         ------------------------
32                  Accounts payable (trade)                                              A
                                                                                                         ------------------------
33                  Real property lease arrearage
                                                                                                         ------------------------
34                  Personal property lease arrearage
                                                                                                         ------------------------
35                  Accrued professional fees                                                                           $173,797
                                                                                                         ------------------------
36                  Current portion of long-term debt (due within 12 months)
                                                                                                         ------------------------
37                  Other:
                                           -------------------------------------                         ------------------------
38
                         -------------------------------------------------------                         ------------------------
39
                         -------------------------------------------------------                         ------------------------
40                  TOTAL CURRENT LIABILITIES                                                                           $173,797
                                                                                                         ------------------------
41              LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                                         ------------------------
42                  TOTAL POST-PETITION LIABILITIES                                                                     $173,797
                                                                                                         ------------------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
43                  Secured claims                                                        E                             $100,000
                                                                                                         ------------------------
44                  Priority unsecured claims                                             E                             $101,776
                                                                                                         ------------------------
45                  General unsecured claims                                              E                           $5,265,259
                                                                                                         ------------------------
46                  TOTAL PRE-PETITION LIABILITIES                                                                    $5,467,035
                                                                                                         ------------------------
47                  TOTAL LIABILITIES                                                                                 $5,640,832
                                                                                                         ------------------------
      EQUITY (DEFICIT)
48                       Preferred Stock                                                                                 $80,000
                         -------------------------------------------------------                         ------------------------
49                       Common Stock                                                                                    $28,846
                         -------------------------------------------------------                         ------------------------
50                       Additional Paid-In Capital                                                                  $18,461,441
                         -------------------------------------------------------                         ------------------------
51                       Accumulated Deficit                                                                        ($20,735,987)
                         -------------------------------------------------------                         ------------------------
52              Market value adjustment                                                                                 ($34,743)
                                                                                                         ------------------------
53                  TOTAL EQUITY (DEFICIT)                                                                           ($2,200,443)
                                                                                                         ------------------------

54                  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                            $3,440,389
                                                                                                         ------------------------
                                                                                                         ------------------------

                                    SCHEDULES
                             (GENERAL BUSINESS CASE)
                                  ($          )
                                    ---------

                                   SCHEDULE A
                        ACCOUNTS RECEIVABLE(NET)/PAYABLE
                                                                ACCOUNTS              ACCOUNTS PAYABLE               PAST DUE
Receivables and Payables Ageings                               RECEIVABLE             [POST PETITION]           POST PETITION DEBT
                                                               ----------             ---------------           ------------------
    0 -30 Days
                                                           --------------------    -----------------------
    31-60 Days
                                                           --------------------    -----------------------
    61-90 Days                                                                                                                  $0
                                                           --------------------    -----------------------      ------------------
    91+ Days                                                           $20,000
                                                           --------------------    -----------------------
    Total accounts receivable/payable                                  $20,000                         $0
                                                           --------------------    -----------------------
    Allowance for doubtful accounts
                                                           --------------------    -----------------------
    Accounts receivable (net)                                          $20,000
                                                           --------------------
                                                           --------------------


                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                              COST OF GOODS SOLD
----------------------------------                              ------------------

                                       INVENTORY(IES)           Inventory Beginning of Month
                                         BALANCE AT                                                     -------------------------
                                        END OF MONTH            Add -
                                        ------------
Retail/Restaurants -                                                     Net purchases
                                                                                                        -------------------------
    Product for resale                                                   Direct labor
                                     ----------------------                                             -------------------------
                                                                         Manufacturing overhead
                                                                                                        -------------------------
Distribution -                                                           Freight in
                                                                                                        -------------------------
    Product for resale                                                   Other:
                                     ----------------------
                                                                         ----------------------------   -------------------------
Manufacturer -
                                                                         ----------------------------   -------------------------
    Raw materials
                                     ----------------------
    Work-in-progress                                            Less -
                                     ----------------------
    Finished goods                                                       Inventory End of Month
                                     ----------------------                                             -------------------------
                                                                         Shrinkage
                                                                                                        -------------------------
Other -                                                                  Personal Use
                                     ----------------------                                             -------------------------
    Explain
              ---------------------
                                                                Cost of Goods Sold                                            $0
    -------------------------------                                                                     -------------------------
                                                                                                        -------------------------
          TOTAL                                         $0
                                     ----------------------
                                     ----------------------

METHOD OF INVENTORY CONTROL                                     INVENTORY VALUATION METHODS
---------------------------                                     ---------------------------

Do you have a functioning perpetual inventory system?           Indicate by a checkmark method of inventory valuation used.
            Yes                No
                -----             -----
How often do you take a complete physical inventory?            Valuation methods -
                                                                         FIFO cost
                                                                                                     -----------------------
    Weekly                                                               LIFO cost
                     -----                                                                           -----------------------
    Monthly                                                              Lower of cost or
                     -----
    Quarterly                                                                market
                     -----                                                                           -----------------------
    Semi-annually                                                        Retail method
                     -----                                                                           -----------------------
    Annually
                     -----
                                                                         Other -
                                                                                                     -----------------------
Date of last physical inventory was  Unknown                                   Explain
                                     ------------------------
                                                                               ----------------------------------------------------
Date of next physical inventory is   N/A
                                     ------------------------                  ----------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY


DESCRIPTION                                                                         COST                       MARKET VALUE
-----------                                                                         ----                       ------------
None
---------------------------------------------------------------------      -----------------------        -----------------------

---------------------------------------------------------------------      -----------------------        -----------------------

---------------------------------------------------------------------      -----------------------        -----------------------

---------------------------------------------------------------------      -----------------------        -----------------------
      TOTAL                                                                                    $0                             $0
                                                                           -----------------------        -----------------------
                                                                           -----------------------        -----------------------

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS


DESCRIPTION                                                                         COST                       MARKET VALUE
-----------                                                                         ----                       ------------
MACHINERY & EQUIPMENT -

---------------------------------------------------------------------      -----------------------        -----------------------

---------------------------------------------------------------------      -----------------------        -----------------------

---------------------------------------------------------------------      -----------------------        -----------------------

---------------------------------------------------------------------      -----------------------        -----------------------
      TOTAL                                                                                    $0                             $0
                                                                           -----------------------        -----------------------
                                                                           -----------------------        -----------------------

FURNITURE & FIXTURES -

---------------------------------------------------------------------      -----------------------        -----------------------

---------------------------------------------------------------------      -----------------------        -----------------------

---------------------------------------------------------------------      -----------------------        -----------------------

---------------------------------------------------------------------      -----------------------        -----------------------
      TOTAL                                                                                    $0                             $0
                                                                           -----------------------        -----------------------
                                                                           -----------------------        -----------------------

OFFICE EQUIPMENT -

---------------------------------------------------------------------      -----------------------        -----------------------

---------------------------------------------------------------------      -----------------------        -----------------------

---------------------------------------------------------------------      -----------------------        -----------------------
      TOTAL                                                                                    $0                             $0
                                                                           -----------------------        -----------------------
                                                                           -----------------------        -----------------------

LEASEHOLD IMPROVEMENTS -

---------------------------------------------------------------------      -----------------------        -----------------------

---------------------------------------------------------------------      -----------------------        -----------------------

---------------------------------------------------------------------      -----------------------        -----------------------

---------------------------------------------------------------------      -----------------------        -----------------------
      TOTAL                                                                                    $0                             $0
                                                                           -----------------------        -----------------------
                                                                           -----------------------        -----------------------

VEHICLES -

---------------------------------------------------------------------      -----------------------        -----------------------

---------------------------------------------------------------------      -----------------------        -----------------------

---------------------------------------------------------------------      -----------------------        -----------------------

---------------------------------------------------------------------      -----------------------        -----------------------
      TOTAL                                                                                    $0                             $0
                                                                           -----------------------        -----------------------
                                                                           -----------------------        -----------------------


                                   SCHEDULE E
                            PRE-PETITION LIABILITIES


                                                                                  CLAIMED                           ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                        AMOUNT                          AMOUNT (b)
-------------------------------------------                                        ------                          ----------
    Secured claims  (a)                                                                  $100,000
                                                                           -----------------------         ----------------------
    Priority claims other than taxes
                                                                           -----------------------         ----------------------
    Priority tax claims                                                                  $101,776
                                                                           -----------------------         ----------------------
    General unsecured claims                                                           $5,265,259
                                                                           -----------------------         ----------------------

    (a)  List total amount of claims even if under secured.

    (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE F
                            RENTAL INCOME INFORMATION
                    Not Applicable to General Business Cases.

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)

                 FOR THE MONTH ENDED   January, 1999
                                    ----------------
                              $
                               -------------------


           CURRENT MONTH
-----------------------------------                                                                CUMULATIVE       NEXT MONTH
  ACTUAL     FORECAST     VARIANCE                                                               (CASE TO DATE)      FORECAST
  ------     --------     --------                                                               --------------      --------
                                         REVENUES
                                $0     1   Gross Sales                                                 $7,000
----------   ---------    ---------                                                              -------------     ------------
                                $0     2   less: Sales Returns & Allowances
----------   ---------    ---------                                                              -------------     ------------
                                $0     3   Net Sales                                                   $7,000               $0
----------   ---------    ---------                                                              -------------     ------------
                                $0     4   less: Cost of Goods Sold      (Schedule 'B')               $68,271
----------   ---------    ---------                                                              -------------     ------------
                                $0     5   Gross Profit                                              ($61,271)              $0
----------   ---------    ---------                                                              -------------     ------------
                                $0     6   Interest                                                       $92
----------   ---------    ---------                                                              -------------     ------------
                                       7   Other Income:

                                $0     8   Miscellaneous                                                 $996
----------   ---------    ---------        ------------------------------------------------      -------------     ------------
                                $0     9   Insurance Settlement                                      $130,000
----------   ---------    ---------        ------------------------------------------------      -------------     ------------

       $0          $0           $0    10         TOTAL REVENUES                                       $69,817               $0
----------   ---------    ---------                                                              -------------     ------------


                                         EXPENSES
                                $0    11   Compensation to Owner(s)/Officer(s)
----------   ---------    ---------                                                              -------------     ------------
                                $0    12   Salaries/Commissions
----------   ---------    ---------                                                              -------------     ------------
                                $0    13   Management Fees
----------   ---------    ---------                                                              -------------     ------------
                                $0    14   Depreciation
----------   ---------    ---------                                                              -------------     ------------
                                $0    15   Taxes:
----------   ---------    ---------                                                              -------------     ------------
                                $0    16         Employer Payroll Taxes
----------   ---------    ---------                                                              -------------     ------------
                                $0    17         Real Property Taxes
----------   ---------    ---------                                                              -------------     ------------
                                $0    18         Other Taxes
----------   ---------    ---------                                                              -------------     ------------
                                $0    19   Other Selling
----------   ---------    ---------                                                              -------------     ------------
      $43                     ($43)   20   Other Administrative                                        $1,820
----------   ---------    ---------                                                              -------------     ------------
                                $0    21   Write-off Investment Subs                                 $112,618
----------   ---------    ---------                                                              -------------     ------------
                                      22   Other Expenses:

                                $0    23   Storage Rental                                              $3,251
----------   ---------    ---------        ------------------------------------------------      -------------     ------------
                                $0    24   Accounting                                                  $1,510
----------   ---------    ---------        ------------------------------------------------      -------------     ------------
                                $0    25   Press Release                                                 $725
----------   ---------    ---------        ------------------------------------------------      -------------     ------------
                                $0    26   Telecommunications                                          $5,015
----------   ---------    ---------        ------------------------------------------------      -------------     ------------
                                $0    27   SEC Reporting                                               $5,870
----------   ---------    ---------        ------------------------------------------------      -------------     ------------
                                $0    28   Litigation Costs                                            $1,193
----------   ---------    ---------        ------------------------------------------------      -------------     ------------
                                $0    29   Write-off of Accounts Receivable                           $55,156
----------   ---------    ---------        ------------------------------------------------      -------------     ------------
                                $0    30   Writedown of Notes Receivable                           $2,000,000
----------   ---------    ---------        ------------------------------------------------      -------------     ------------

      $43          $0         ($43)   31         TOTAL EXPENSES                                    $2,187,158               $0
----------   ---------    ---------                                                              -------------     ------------

     ($43)         $0         ($43)   32 SUBTOTAL                                                 ($2,117,341)              $0
----------   ---------    ---------                                                              -------------     ------------

                                         REORGANIZATION ITEMS
   $4,942                  ($4,942)   33   Professional Fees                                         $281,873
----------   ---------    ---------                                                              -------------     ------------
                                $0    34   Provisions for Rejected Executory Contracts
----------   ---------    ---------                                                              -------------     ------------
                                           Interest Earned on Accumulated Cash

                                $0    35         Resulting from Chp 11 Case
----------   ---------    ---------                                                              -------------     ------------
                                $0    36   Gain or (Loss) from Sale of Equipment                       $4,592
----------   ---------    ---------                                                              -------------     ------------
                                $0    37   US Trustee Fees                                             $1,250
----------   ---------    ---------        ------------------------------------------------      -------------     ------------
                                $0    38   Gain or (Loss) from Sale of Investments
----------   ---------    ---------        ------------------------------------------------      -------------     ------------

   $4,942          $0      ($4,942)   39         TOTAL REORGANIZATION ITEMS                          $278,531               $0
----------   ---------    ---------                                                              -------------     ------------

  ($4,985)         $0      ($4,985)   40 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES           ($2,395,872)              $0
----------   ---------    ---------                                                              -------------     ------------
                                $0    41 FEDERAL & STATE INCOME TAXES
----------   ---------    ---------                                                              -------------     ------------

  ($4,985)         $0      ($4,985)   42      NET PROFIT (LOSS)                                   ($2,395,872)              $0
----------   ---------    ---------                                                              -------------     ------------
----------   ---------    ---------                                                              -------------     ------------

EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                   SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                             (GENERAL BUSINESS CASE)

                     FOR THE MONTH ENDED     January, 199
                                        ---------------------

CASH BALANCE BEGINNING OF MONTH                                                                                           $120,432
                                                                                                             ----------------------

Cash Receipts  (1)                                                                                                              $0
                                                                                                             ----------------------

Cash Disbursements  (1)                                                                                                        $43
                                                                                                             ----------------------

Excess (Deficiency) of Receipts Over Disbursements                                                                            ($43)
                                                                                                             ----------------------

Cash Balance End of Month                                                                                                 $120,389
                                                                                                             ======================

RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                         ACCOUNT 1                 ACCOUNT 2                         ACCOUNT 3
                                                         ---------                 ---------                         ---------
Bank                                              Wells Fargo               Mallesons Stephen Jaques
                                                  ---------------------     -------------------------       -----------------------
Account Type                                      Checking                  Trust Account
                                                  ---------------------     -------------------------       -----------------------
Account No.                                       0114-458243
                                                  ---------------------     -------------------------       -----------------------
Account Purpose                                   General                   Litigation Turst
                                                  ---------------------     -------------------------       -----------------------

Balance, End of Month                                         $104,154                       $16,235
                                                  ---------------------     -------------------------       -----------------------

Total Funds on Hand for all Accounts                          $120,389
                                                  =====================


(1) Excluding bank transfers between your accounts.